THE LOAN REPRESENTED BY THIS PROMISSORY NOTE IS SUBJECT TO A LOAN AGREEMENT DATED AS OF APRIL 13, 2001, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE BORROWER AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE BORROWER.



                                 PROMISSORY NOTE

Up to $15,000,000.00                                    Los Angeles, California
                                                           Date: April 13, 2001

     FOR VALUE RECEIVED, the undersigned GENESISINTERMEDIA.COM, INC., a Delaware corporation ("Borrower"), hereby promises to pay to ULTIMATE HOLDINGS, LTD., a Bermuda limited corporation ("Holder"), at such place as Holder may specify, in lawful money of the United States of America, the principal sum of all loans made by Holder to Borrower (the "Loans") made by the Holder to the Borrower dated April 13, 2001 (the "Agreement"), in the principal amounts set forth on Schedule A hereto, between Borrower and Holder, on or before October 13, 2002 (the "Maturity Date"), plus interest on the principal amount outstanding from time to time hereunder at a rate equal to the lesser of (i) the maximum lawful rate or (ii) nine percent (9%) per annum. Interest shall be calculated in arrears through the last day of each month and shall be due and payable on the date that the loan is funded as more fully set forth below in Section 1. Interest shall be computed on the basis of a 365 or 366-day year, as applicable.

     1. LOAN AGREEMENT. This Note is issued pursuant to that certain Loan Agreement (the "Agreement") between the Borrower and the Holder, and dated as of April 13, 2001. The terms of this Note include those stated in the Agreement. This Note is subject to, and qualified by, all such terms, certain of which are summarized hereon, and the holder of this Note is referred to the Agreement for a statement of such terms.

     This Note is an obligation of the Borrower limited to the aggregate principal amount of up to $15,000,000.

     The Holder, by accepting this Note, shall be bound by and entitled to the benefits of the Agreement, as the same may be amended from time to time pursuant to the provisions thereof. All capitalized terms that are used in this Note but not otherwise defined herein are intended to have the meanings assigned to such terms in the Agreement.

     2. Advances; Payments. From time to time, and subject to the accuracy of Borrower's representations in the Agreement, Holder will deliver to Borrower in immediately available funds the principal amounts specified in a Draw Down Notice and set forth in Schedule A (net of any costs and expenses to be paid by Borrower to Holder or its counsel).

     All payments under this Agreement shall be applied first to fees and expenses, then to interest and then to principal. Any principal or interest payments on this Agreement outstanding after the occurrence and during the continuance of a default under this Agreement shall bear interest at a rate equal to the lesser of (i) the lawful legal rate or (ii) five percent (5%) above the interest rate otherwise applicable under this Agreement.

     3. Prepayments. Borrower may, from time to time, prepay the loan evidenced hereby, in whole or in part, so long as each partial prepayment of principal is equal to or greater than $50,000 and Borrower has given Holder two (2) or more business days' written notice of such optional prepayment. Any such optional prepayment of principal shall be without premium or penalty. Each prepayment of principal under this Section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under this Agreement at the time of such prepayment.

     4. Events of Default.

     If certain Events of Default occur and are continuing, the Holder may declare all sums owing and to become owing under the Note immediately due and payable. After the occurrence and during the continuance of any Event of Default, all payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereunder, next to the payment of accrued interest, and then to the reduction of the principal amount hereof. "Event of Default" is defined in
Section 4 of the Agreement.

     5. Miscellaneous.

     (a) Reliance on and Survival of Representations. All representations, warranties, covenants and agreements of Borrower herein shall be deemed to be material and to have been relied upon by Holder and shall survive the execution and delivery of this Agreement and of the Securities, for so long as the loan remains outstanding.

     (b) Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Borrower, Holder and each of their respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of the loan. Holder shall be permitted to transfer the Securities in accordance with their terms and in accordance with applicable restrictions under applicable federal and state securities laws.

     (c) Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:

                  1)       if to the Borrower:

                           GenesisIntermedia.com, Inc.
                           5805 Sepulveda Blvd.
                           Van Nuys, California
                           Attn: Ramy El-Batrawi
                           Telephone: (818) 464-7270
                           Telecopier: (818) 464-7398

                           With a copy of any notice to:

                           Nida & Maloney
                           800 Anacapa Street
                           Santa Barbara, California  93101
                           Attn: Theodore R. Maloney
                           Telephone: (805) 568-1151
                           Telecopier:  (805) 568-1955

                  2)       if to the Lender:

                           Ultimate Holdings, Ltd.
                           13 Parliament St.
                           Hamilton, HM 12
                           Bermuda
                           Attn:  Collette Johnston
                           Telephone:
                           Telecopier:  (441) 292 7880

                           With a copy of any notice to:

                           ======================
                           ---------------------
                           ----------------------
                           Telephone:
                           Telecopier:


     Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next business day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

     (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to Holder or its counsel and Holder or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

     (e) Amendments. This Agreement may only be amended by a writing duly executed by the parties hereto.


     (f)  No  Recourse  Against  Others.  No  director,   officer,  employee  or
stockholder, as such, of the Borrower, shall have any liability for any obligations of the Borrower under this Note or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation except as provided in the Agreement.

     (g) Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     (h) Governing Law; Submission to Process. THIS AGREEMENT AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF ILLINOIS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER ILLINOIS OR FEDERAL LAW. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE BORROWER SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN ILLINOIS AND SHALL NOTIFY HOLDER OF ANY FUTURE CHANGE THEREIN.

     (i) Further Assurances. Borrower agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

     (j) Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (k) Assignments and Participations. Borrower may not assign its rights or obligations hereunder or under the loan without the prior written consent of Holder. Holder may assign all or any portion of the loan or Warrant without the prior consent of Borrower. Holder may sell or agree to sell to one or more other persons a participation in all or any part of any of the loan or Warrant without the prior consent of Borrower. Upon surrender of the loan or Warrant, Borrower shall execute and deliver one or more substitute notes, warrants or other securities in such denominations and of a like aggregate unpaid principal amount or other amount issued to Holder and/or to Holder's designated transferee or transferees. Holder may furnish any information in the possession of Holder concerning Borrower, or any of its respective subsidiaries, from time to time to assignees and participants (including prospective assignees and participants).

     (l) Waivers; Indemnity. Borrower waives presentment and demand for payment, notice of dishonor, protest of this Agreement, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses. Borrower shall indemnify and hold harmless from any claim, obligation or liability (including without limitation reasonable attorneys fees and expenses) arising out of this Agreement or the transactions contemplated under the Loan Documents.

     (m) JURY WAIVER. HOLDER AND BORROWER EACH WAIVES ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year set forth above.

                               LENDER:

                               ULTIMATE HOLDINGS, LTD.,
                               a  Bermuda limited company


                               By:____________________________
                                     Name: ___________________
                                     Title: __________________

:


                                 BORROWER:

                                 GENESISINTERMEDIA.COM, INC.,
                                  a Delaware corporation


                               By:____________________________
                                      Name: ___________________
                                      Title: ____________________